                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 24, 2005
                                                         ---------------


                               FORD MOTOR COMPANY
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                        --------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 1-3950                             38-0549190
          ----------------------          -------------------------------
         (Commission File Number)        (IRS Employer Identification No.)


          One American Road, Dearborn, Michigan                 48126
      --------------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)


                                 (313) 322-3000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                      - 2 -

ITEM 8.01 OTHER EVENTS.

         On August 24, 2005, Moody's Investors Service, Inc. ("Moody's") took, among other actions, the following actions with regard to the credit ratings it assigns to Ford Motor Company ("Ford") and Ford Motor Credit Company ("Ford Credit"):

         - Lowered the ratings for Ford's senior unsecured debt to Ba1 from Baa3;

         - Lowered the ratings for Ford Credit's senior unsecured debt to Baa3 from Baa2, and lowered the short-term rating to Prime-3 from Prime-2; and

         -  Continued the negative rating outlook for Ford and Ford Credit.


         Moody's press release dated August 24, 2005 is attached hereto as
Exhibit 99.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                                    EXHIBITS

Designation                Description                    Method of Furnishing
-----------                -----------                    --------------------

Exhibit 99                 Moody's Press Release          Filed with this Report
                           dated August 24, 2005





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FORD MOTOR COMPANY
                                          -------------------------------
                                          (Registrant)

Date: August 25, 2005               By:   /s/ Kathryn S. Lamping
                                          --------------------------------------
                                          Kathryn S. Lamping
                                          Assistant Secretary


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                                      - 3 -

                                  EXHIBIT INDEX



Designation      Description
-----------      -----------

Exhibit 99       Moody's Press Release dated
                 August 24, 2005